Exhibit 10.1
FIRST AMENDMENT TO
SENIOR SECURED ASSET-BASED CREDIT AGREEMENT
          FIRST AMENDMENT, dated as of June 2, 2011 (this “Amendment”), to the SENIOR SECURED ASSET-BASED CREDIT AGREEMENT, dated as of April 8, 2010 (as amended, supplemented, extended or restated, or otherwise modified from time to time, the “ABL Credit Agreement”), among LYONDELLBASELL INDUSTRIES N.V., a naamloze vennootschap (a public limited liability company) formed under the laws of the Netherlands (the “Company”), LYONDELL CHEMICAL COMPANY, a Delaware corporation (“Lyondell”), EQUISTAR CHEMICALS, LP, a Delaware limited partnership (“Equistar”), HOUSTON REFINING LP, a Delaware limited partnership (“HRLP”), LYONDELLBASELL ACETYLS LLC, a Delaware limited liability company (“Acetyls”), the Subsidiaries of Lyondell from time to time party thereto, as additional borrowers (and, together with Lyondell, Equistar, HRLP and Acetyls, the “Borrowers”), each lender party thereto (the “Existing Lenders”), CITIBANK, N.A., as Administrative Agent (the “Administrative Agent”), Citibank, N.A. and Wells Fargo Capital Finance, LLC, as Co-Collateral Agents (the “Co-Collateral Agents”), Citibank, N.A., Deutsche Bank Trust Company Americas and Wells Fargo Bank, N.A., as Fronting Banks (the “Fronting Banks”) and the other agents party thereto.
RECITALS
          WHEREAS, the Borrowers have requested certain amendments to the ABL Credit Agreement to provide for, among other things, (i) an increase in the Total Commitment from $1,750,000,000 to $2,000,000,000, (ii) a reduction of the Applicable Margin, (iii) an extension of the Maturity Date, (iv) the modification of certain provisions relating to (A) collateral monitoring, (B) the exercise of cash dominion, (C) financial covenant triggers and (D) enhanced reporting, and (v) an expansion of Restricted Payments permitted by the ABL Credit Agreement;
          WHEREAS, certain of the amendments described above require the consent of 100% of the Existing Lenders;
          WHEREAS, in order to effect the amendments above, the Borrowers will exercise their rights under Section 3.07 of the ABL Credit Agreement to replace any Existing Lender that is not a party hereto (each financial institution set forth on Schedule 1.01(A) hereto, an “Amendment Lender”; and each Existing Lender that is not an Amendment Lender, a “Departing Lender”) by causing all Departing Lenders to either (i) assign their rights and obligations under the ABL Credit Agreement to Amendment Lenders (all such assignments, the “Amendment Assignments”) or (ii) execute the departing lender acknowledgement (the “Departing Lender Acknowledgement”) in the form attached hereto as Annex A, such that, following the execution of the Amendment Assignments (if any) and the Departing Lender Acknowledgement, the Commitments and Loans of the Amendment Lenders shall be as set forth on Schedule 1.01(A) hereto as of the Amendment Effective Date (as defined below) and shall constitute 100% of the aggregate Credit Exposure under the ABL Credit Agreement;
          WHEREAS, the Amendment Lenders have agreed to amend the ABL Credit Agreement solely upon the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:
          1. Defined Terms. Unless otherwise specified herein, terms defined in the ABL Credit Agreement and used herein shall have the meanings given to them in the ABL Credit Agreement.
          2. Amendment to Section 1.01 (Definitions) of the ABL Credit Agreement. (a) Section 1.01 (Definitions) of the ABL Credit Agreement is hereby amended by adding, in appropriate alphabetical order, the following defined terms:
     “Amendment ABL Facility Fee Letter” means the ABL Facility Fee Letter, dated as of April 28, 2011, from Citigroup Global Markets Inc. and Citibank, N.A. to Lyondell.
     “Amendment Effective Date” has the meaning given to such term in the First Amendment.
     “Collateral Audit Period” means any period during which a Collateral Audit Triggering Event exists and has not been cured pursuant to the terms hereof.
     “Collateral Audit Triggering Event” means any of the following events:
     (a) the occurrence of an Event of Default; or
     (b) Excess Availability on any Business Day being less than 25% of the Total Commitment on such Business Day;
provided that if, following a Collateral Audit Triggering Event described in clause (a), the related Event of Default shall cease to exist, such Collateral Audit Triggering Event shall cease to exist; and
provided further that if, following a Collateral Audit Triggering Event described in clause (b), Excess Availability subsequently equals or exceeds 25% of the Total Commitment on each day during a period of thirty (30) consecutive days, such Collateral Audit Triggering Event shall cease to exist upon the first day following such thirty (30)-day period (unless the Borrowers otherwise elect by notice to the Administrative Agent).
     For the avoidance of doubt, the cessation of an existing Collateral Audit Triggering Event does not preclude the occurrence of a subsequent Collateral Audit Triggering Event.
     “Enhanced Reporting Triggering Event” means any of the following events:
     (a) the occurrence of an Event of Default;
     (b) Excess Availability on any Business Day being less than 15% of the Total Commitment on such Business Day; or
     (c) both (i) Excess Availability on any Business Day being less than 25% of the Total Commitment on such Business Day and (ii) Eligible Inventory on the then effective Borrowing Base Certificate being less than 75% of Eligible Inventory reported on the prior effective Borrowing Base Certificate;

provided that if, following an Enhanced Reporting Triggering Event described in clause (a), the related Event of Default shall cease to exist, such Enhanced Reporting Triggering Event shall cease to exist; and
provided further that if, following an Enhanced Reporting Triggering Event described in clause (b), Excess Availability subsequently equals or exceeds 15% of the Total Commitment on each day during a period of thirty (30) consecutive days, such Enhanced Reporting Triggering Event shall cease to exist upon the first day following such thirty (30)-day period (unless the Borrowers otherwise elect by notice to the Administrative Agent);
provided further that if, following an Enhanced Reporting Triggering Event described in clause (c), either (A) Excess Availability subsequently equals or exceeds 25% of the Total Commitment or (B) Eligible Inventory on the then effective Borrowing Base Certificate is greater than or equal to 75% of Eligible Inventory reported on the prior effective Borrowing Base Certificate, in each case on each day during a period of thirty (30) consecutive days, such Enhanced Reporting Triggering Event shall cease to exist upon the first day following such thirty (30)-day period (unless the Borrowers otherwise elect by notice to the Administrative Agent).
     For the avoidance of doubt, the cessation of an existing Enhanced Reporting Triggering Event does not preclude the occurrence of a subsequent Enhanced Reporting Triggering Event.
     “First Amendment” means the First Amendment to Senior Secured Asset-Based Credit Agreement, dated as of June 2, 2011, among the Borrowers, the Lenders, the Co-Collateral Agents, the Fronting Banks and the Administrative Agent.
          (b) The definitions of the following terms set forth in Section 1.01 (Definitions) of the ABL Credit Agreement are hereby amended to read in full as follows:
     “Applicable Commitment Fee Rate” means, for each calendar month, a percentage per annum equal to (x) 0.50% if the daily average Total Outstandings during such calendar month are less than or equal to 50% of the daily average Total Commitment during such calendar month, and (y) 0.375% if the daily average Total Outstandings during such calendar month exceed 50% of the daily average Total Commitment during such calendar month.
     “Cash Dominion Triggering Event” means any of the following events:
     (a) the Maturity Date;
     (b) the occurrence of an Event of Default; and
     (c) Excess Availability on any Business Day being less than 12.5% of the Total Commitment on such Business Day;
provided that if, following a Cash Dominion Triggering Event described in clause (b), the related Event of Default shall cease to exist, such Cash Dominion Triggering Event shall cease to exist;
provided, further, that if, following a Cash Dominion Triggering Event described in clause (c), Excess Availability subsequently equals or exceeds 12.5% of the Total Commitment on each day during a period of thirty (30) consecutive days, such Cash Dominion Triggering Event shall cease to exist upon the first day following such thirty (30)-day period (unless the Borrowers otherwise elect by notice to the Administrative Agent).

     For the avoidance of doubt, the cessation of an existing Cash Dominion Triggering Event does not preclude the occurrence of a subsequent Cash Dominion Triggering Event.
     “Collateral Agent Fee Letter” means the Collateral Agent Fee Letter, dated as of June 2, 2011, from the Co-Collateral Agents to Lyondell.
     “Enhanced Reporting Period” means any period during which an Enhanced Reporting Triggering Event exists and has not been cured pursuant to the terms hereof.
     “Fee Letters” means, collectively, the Amendment ABL Facility Fee Letter and the Collateral Agent Fee Letter.
     “Financial Covenant Triggering Event” means Excess Availability on any Business Day being less than 12.5% of the Total Commitment on such Business Day; provided that if, following a Financial Covenant Triggering Event, Excess Availability subsequently equals or exceeds 12.5% of the Total Commitment on each day during a period of thirty (30) consecutive days, such Financial Covenant Triggering Event shall cease to exist upon the first day following such thirty (30)-day period (unless the Borrowers otherwise elect by notice to the Administrative Agent).
     For the avoidance of doubt, the cessation of an existing Financial Covenant Triggering Event does not preclude the occurrence of a subsequent Financial Covenant Triggering Event.
     “Maturity Date” means the fifth anniversary of the Amendment Effective Date.
     “Senior Term Loan Facility” means the Amended and Restated Credit Agreement, dated as of March 30, 2011 among the Company, Lyondell and certain Subsidiaries of Lyondell party thereto as guarantors from time to time thereunder, the lenders and agents party thereto and Bank of America, N.A., as administrative agent and collateral agent (the “Term Loan Collateral Agent”).
     “Total Commitment” means, at any time, the aggregate amount of the Commitments at such time. On the Amendment Effective Date, the Total Commitment is $2,000,000,000.
     (c) Section 1.01 of the ABL Credit Agreement is hereby amended by amending the following defined terms as follows:
     (i) The definition of “Applicable Rate” is amended by (A) deleting the language “(a) for the period from and after the Funding Date until the last day of the calendar month during which the Administrative Agent received financial statements of the Company and its consolidated Subsidiaries for a period including (or consisting of) the second full fiscal quarter of the Company commencing on or after the Funding Date in accordance with and satisfying Section 6.01, a percentage per annum equal to (A) for Eurodollar Rate Loans, 3.75% and (B) for Base Rate Loans, 2.75% and (b) thereafter” therefrom, (B) replacing the table set forth therein with the following table:

AVERAGE MONTHLY EXCESS
AVAILABILITY	BASE RATE LOANS	EURODOLLAR RATE LOANS
Greater than or equal to 66.7%	0.75%	1.75%
Less than 66.7% and greater than or equal to 33.3%	1.00%	2.00%
Less than 33.3%	1.25%	2.25%
and (c) deleting the parenthetical “(other than with respect to clause (a) above)” from the second paragraph thereof;
     (ii) The definition of “Base Rate” is amended by deleting the parenthetical “(for the avoidance of doubt after giving effect to the proviso of the definition thereof)” from clause (c) thereof;
     (iii) The definition of “Covenant Fixed Charge Coverage Ratio” is amended by (A) adding the word “plus” at the end of clause (b)(y)(iii) thereof and (B) adding, immediately after such clause (b)(y)(iii), the following language:
     “(iv) the aggregate amount of all (A) cash dividend payments made or declared in respect of the common stock of the Company and (B) Equity Interests of the Company redeemed or repurchased, in each case in reliance on clause (21) of Section 7.02;”
     (iv) The definition of “Eurodollar Rate” is amended by deleting the proviso “; provided that in no event shall the Eurodollar Rate be less than 1.50%” therefrom;
     (v) The definition of “Joint Bookrunners” is amended by adding the entity “ING Bank N.V.,” immediately after the entity “Credit Suisse Securities (USA) LLC,”; and
     (vi) The definition of “Material Adverse Effect” is amended by deleting the proviso “; provided that a Material Adverse Effect shall not be deemed to exist as a result of the Cases or the Effect of Bankruptcy or circumstances and events leading up thereto” therefrom.
          (d) Section 1.01 of the ABL Credit Agreement is hereby amended by deleting in their entirety the defined terms “Administrative Agent Fee Letter”, “Effect of Bankruptcy”, “Reporting/Audit Triggering Event” and “Total Liquidity”.
          3. Amendment to Section 2.15 (Optional Increase in Commitments) of the ABL Credit Agreement. Section 2.15 of the ABL Credit Agreement is hereby amended by replacing the amount “$250,000,000” contained in clause (d) of the proviso thereof with the amount “$500,000,000”.
          4. Amendments to Section 6.01 (Financial Statements) of the ABL Credit Agreement. Clause (c) of Section 6.01 of the ABL Credit Agreement is hereby amended by (a) deleting the words “and the following two Fiscal Years” and (b) deleting the word “each” immediately prior to the words “such Fiscal Year”.
          5. Amendments to Section 6.19 (Collateral Audit) of the ABL Credit Agreement. Section 6.19 of the ABL Credit Agreement is hereby amended by (a) replacing each use of the term

“Reporting/Audit Triggering Event” therein with the term “Collateral Audit Triggering Event”, (b) replacing the cross reference to “clause (b) or (c)” therein with a cross reference to “clause (b)”, (c) replacing each use of the phrase “an Enhanced Reporting Period” with the phrase “a Collateral Audit Period”, (d) replacing the words “two such collateral reviews and evaluations” with the words “one such collateral review and evaluation”, (e) replacing the words “two such appraisals” with the words “one such appraisal” and (f) replacing both uses of the number “four (4)” with the number “two (2)”.
          6. Amendment to Section 6.20 (Restricted Accounts) of the ABL Credit Agreement. Clause (b) of Section 6.20 of the ABL Credit Agreement is hereby amended by replacing the words “in the name of” with the words “or another depositary bank approved in writing by”.
          7. Amendment to Section 7.01 (Indebtedness) of the ABL Credit Agreement. Clause (c)(ii)(A) of Section 7.01 of the ABL Credit Agreement is hereby amended by replacing the amount “$1,750,000,000” with the amount “$2,000,000,000”.
          8. Amendments to Section 7.02 (Restricted Payments) of the ABL Credit Agreement. Section 7.02 of the ABL Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (19) thereof, (b) adding the word “and” at the end of clause (20) thereof, (c) adding a new clause (21) thereto immediately after such clause (20), which clause (21) shall read as follows:
     “(21) the declaration and payment of cash dividends to the holders of any common stock of the Company or the redemption or repurchase of any Equity Interests of the Company, but only if either (i) both (x) for the most recently ended four (4) full fiscal quarters for which internal financial statements are available immediately preceding the date any such cash dividend is declared or such redemption or repurchase is effected (each such date, a “Declaration Date”), and after giving effect to the making of such Restricted Payment on a pro forma basis, the Covenant Fixed Charge Coverage Ratio is greater than 1.10 to 1.00 and (y) Excess Availability has exceeded 25% of the Total Commitment each day during the period of thirty (30) days immediately prior to (and including) the Declaration Date (the “Pro Forma Period”), on a pro forma basis after giving effect to any Borrowings made or anticipated to be made for the purpose of funding such Restricted Payment (as if such Borrowings were made on the first day of the Pro Forma Period), or (ii) Excess Availability has exceeded 30% of the Total Commitment each day during the Pro Forma Period, on a pro forma basis after giving effect to any Borrowings made or anticipated to be made for the purpose of funding such Restricted Payment (as if such Borrowings were made on the first day of the Pro Forma Period);”
and (d) replacing the cross references in the proviso following the new clause (21) to “clauses (3), (6), (7), (8), (9), (10) and (12)(b)” with “clauses (3), (6), (7), (8), (9), (10), (12)(b) and (21)”.
          9. Amendment to Section 9.02 (Collateral and Guarantee Matters) of the ABL Credit Agreement. Section 9.02(a) of the ABL Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (iii) thereof, (b) replacing the “.” at the end of clause (iv)(B) thereof with “; and” and (c) adding a new clause (v) thereto immediately following clause (iv)(B) thereof, which clause (v) shall read as follows:
     “(v) solely with respect to the Collateral (other than the ABL Facility Collateral), Liens on such Collateral securing the Obligations will be automatically and unconditionally released by the Co-Collateral Agents upon the release of all such Collateral from all Liens securing (A) all First Priority Lien Obligations and (B) all Junior Lien Obligations (as defined in the Junior Lien Intercreditor Agreement); provided that no such release shall occur if a Default or an Event of Default has occurred and is continuing.”

          10. Amendment to Section 10.07 (Successors and Assigns) of the ABL Credit Agreement. Clause (g) of Section 10.07 of the ABL Credit Agreement is hereby amended by inserting the words “or any other central bank” immediately after the words “Federal Reserve Bank”.
          11. Replacement of Schedule 1.01(A) of the ABL Credit Agreement. Schedule 1.01(A) (Commitments as of the Effective Date) is replaced in its entirety with Schedule 1.01(A) (Commitments as of the Amendment Effective Date) hereto.
          12. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions; provided that all such conditions are satisfied on or prior to July 29, 2011 (the date that all such conditions are so satisfied, the “Amendment Effective Date”):
     (a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party to the extent such Loan Party is a party thereto, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
     (i) executed counterparts of this Amendment from each of the Borrowers, the Company, each other Loan Party, each Amendment Lender, each Fronting Bank, each Co-Collateral Agent and the Administrative Agent;
     (ii) legal opinions of (A) Cadwalader, Wickersham & Taft LLP, special U.S. counsel to the Company and the other Loan Parties and (B) Gerald A. O’Brien, Deputy General Counsel to the Borrowers, in each case in form and substance reasonably satisfactory to the Administrative Agent;
     (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Company and each Borrower as the Administrative Agent may reasonably require (and as have been notified to the Company and each Borrower no later than three (3) Business Days before the Amendment Effective Date) evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;
     (iv) a certificate, dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of the Company and each Borrower in the jurisdiction of its organization (to the extent legally applicable in such jurisdiction); and
     (v) a certificate, signed by a Responsible Officer of Lyondell certifying as to the satisfaction of the conditions set forth in clauses (e) and (f) of this Section 12;
     (b) The Amendment Assignments (if any) and the Departing Lender Acknowledgement shall have been executed and become effective such that, after giving effect to such Amendment Assignments, the Departing Lender Acknowledgement and this Amendment, the Amendment Lenders shall together hold 100% of the aggregate Credit Exposure under the ABL Credit Agreement;
     (c) The Administrative Agent shall have received, either prior to or substantially simultaneously with the Amendment Effective Date, the fees to be received on the Amendment Effective Date referred to in the ABL Credit Agreement, the Amendment ABL Facility Fee Letter

and the Co-Collateral Agent Fee Letter (including, for the avoidance of doubt, (i) upfront fees payable to the Lenders in the amounts heretofore mutually agreed and (ii) reasonable fees, disbursements and other charges of counsel to the Administrative Agent) and all reasonable out-of-pocket costs incurred in connection with the negotiation of this Amendment, after giving effect to any credit or rebates provided for therein;
     (d) The Administrative Agent shall have received, either prior to or substantially simultaneously with the Amendment Effective Date, payment of (i) on behalf of each Departing Lender, all Loans owing to such Departing Lender, together with accrued interest thereon and accrued fees (including without limitation, the Unused Commitment Fee, the LC Fee and the L/C Issuance Fee) and other amounts owing under the ABL Credit Agreement and (ii) on behalf of each Existing Lender that is an Amendment Lender and each Fronting Bank, all accrued interest on such Lender’s Loans and all accrued fees (including without limitation, the Unused Commitment Fee, the LC Fee and the L/C Issuance Fee), in each case under (i) and (ii), up to but not including the Amendment Effective Date.
     (e) The representations and warranties contained in Article V of the ABL Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date; provided that to the extent such representations and warranties expressly relate to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the respective dates;
     (f) No Default or Event of Default shall have occurred and be continuing under the ABL Credit Agreement at the time of, or after giving effect to, this Amendment; and
     (g) Each Amendment Lender shall have received all documentation and other information mutually agreed to be required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT ACT, including the information described in Section 10.20 of the ABL Credit Agreement, at least five (5) Business Days prior to the Amendment Effective Date.
          13. Representations and Warranties. Each Loan Party represents to the Agents and the Amendment Lenders as follows:
     (a) Each Loan Party has all requisite constitutional, corporate or other similar power and authority to execute, deliver and perform its obligations under this Amendment.
     (b) The execution, delivery and performance by each Loan Party of this Amendment, and the consummation of the transactions contemplated hereby, are within such Person’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not (a) contravene the terms of any of such Person’s Organization Documents; (b) in any material way, conflict with or result in any breach or contravention of or the creation of any Lien under (other than as permitted by Section 7.06 of the Credit Agreement), or require any payment to be made under, (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order in any material way, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject in any material way; or (c) violate any material Law in any material way; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (b)(i), to the extent that such conflict, breach, contravention, violation or payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (c) This Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Person in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and the Legal Reservations.
          14. Changes in Lenders and Commitments. On the Amendment Effective Date:
     (a) Each Amendment Lender shall be a Lender with a Commitment in the applicable amount set forth for such Lender in Schedule 1.01(A) hereto.
     (b) Each Amendment Lender which is not an Existing Lender and each Existing Lender that is increasing its Commitment (each, a “New Lender”) shall make new Loans to the Borrowers in an amount such that, after giving effect thereto, the aggregate amount of such Loans shall bear the same relationship to the Commitment of such New Lender as the outstanding Loans of the other Amendment Lenders bear to their Commitments, such new Loans to be allocated ratably among all outstanding Borrowings and to be deemed part of such outstanding Borrowings.
     (c) The participations of the Amendment Lenders in any Letters of Credit outstanding immediately prior to the Amendment Effective Date shall be redetermined on the basis of their respective Commitments set forth in Schedule 1.01(A) hereto.
     (d) Each Departing Lender shall cease to be a Lender under the ABL Credit Agreement, shall cease to have any Commitment thereunder or any participation in outstanding Letters of Credit, and all Loans made by such Departing Lender, and all accrued interest, fees and other amounts payable under the ABL Credit Agreement immediately prior to the Amendment Effective Date for its account shall be due and payable on the Amendment Effective Date; provided that the provisions of Section 3.01, Section 3.04, Section 3.05 and Section 10.05 of the ABL Credit Agreement shall continue to inure to the benefit of such Departing Lender.
     (e) Any Amendment Lender which is an Existing Lender, but whose Pro Rata Share after giving effect to this Amendment is greater than its Pro Rata Share immediately prior to the Amendment Effective Date shall be deemed a New Lender for purposes of this Section 14 to the extent of such increase. Any Amendment Lender which is an Existing Lender, but whose Pro Rata Share after giving effective to this Amendment is less than its Pro Rata Share immediately prior to the Amendment Effective Date shall be deemed a Departing Lender for purposes of this Section 14 to the extent of such decrease.
          15. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the ABL Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the ABL Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrowers that would require the waiver or consent of the Administrative Agent or the Amendment Lenders. This Amendment shall constitute a “Loan Document” for all purposes of the ABL Credit Agreement and the other Loan Documents.
          16. Ratification. Each of the Loan Parties hereby ratifies and confirms its respective obligations and under the ABL Credit Agreement, as amended by this Amendment, and the other Loan Documents, in each case according to their respective terms. Each Loan Party hereby confirms and agrees that all Liens in effect immediately prior to the Amendment Effective Date held by the

Administrative Agent or either Co-Collateral Agent for the benefit of the Secured Parties as security for payment of the Obligations shall continue to secure the Obligations after giving effect to this Amendment.
          17. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          18. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
          19. Headings. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LYONDELLBASELL INDUSTRIES N.V.
LYONDELL CHEMICAL COMPANY
EQUISTAR CHEMICALS, LP
HOUSTON REFINING LP
LYONDELLBASELL ACETYLS LLC
BASELL NORTH AMERICA INC.
EQUISTAR GP, LLC
EQUISTAR LP, LLC
LYONDELLBASELL ACETYLS HOLDCO, LLC
LYONDELLBASELL F&F HOLDCO, LLC
LYONDELLBASELL FINANCE COMPANY
LYONDELL CHEMICAL DELAWARE COMPANY
LYONDELL CHEMICAL INTERNATIONAL COMPANY
LYONDELL CHEMICAL OVERSEAS SERVICES, INC.
LYONDELL CHEMICAL PROPERTIES, L.P.

By: Lyondell Chemical Technology Management,
Inc., as General Partner

LYONDELL CHEMICAL TECHNOLOGY 1 INC. LYONDELL CHEMICAL TECHNOLOGY MANAGEMENT, INC. LYONDELL CHEMICAL TECHNOLOGY, L.P.

By: Lyondell Chemical Technology Management,
Inc., as General Partner

LYONDELL CHIMIE FRANCE LLC LYONDELL EUROPE HOLDINGS INC. LYONDELL REFINING COMPANY LLC LYONDELL REFINING I LLC
By:	/s/ Francesco Svelto
	Name:	Francesco Svelto
	Title:	Authorized Person

BANK OF AMERICA N.A., as an Amendment Lender
By:	/s/ Hance VanBeber
	Name:	Hance VanBeber
	Title:	Sr. Vice President

BARCLAYS BANK PLC., as an Amendment Lender
By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

Credit Suisse AG, Cayman Islands Branch, as an Amendment Lender
By:	/s/ Shaheen Malik
	Name:	Shaheen Malik
	Title:	Vice President

If second signature required:
By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

ING Bank N.V., as an Amendment Lender
By:	/s/ Peter Visscher
	Name:	Peter Visscher
	Title:	Managing Director

If second signature required:
By:	/s/ Mark Sisouw de Zilwa
	Name:	Mark Sisouw de Zilwa
	Title:	Director

JPMorgan Chase Bank, N.A., as an Amendment Lender
By:	/s/ Kevin Chichester
	Name:	Kevin Chichester
	Title:	Vice President

UBS AG, STAMFORD BRANCH, as an Amendment Lender
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate director

THE BANK OF NOVA SCOTIA, as an Amendment Lender
By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director

HSBC Bank USA, National Association, as an Amendment Lender
By:	/s/ David A. Mandell
	Name:	David A. Mandell
	Title:	Managing Director

Natixis, as an Amendment Lender
By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

Credit Agricole Corporate and Investment Bank, as an Amendment Lender
By:	/s/ Page Dillehunt
	Name:	Page Dillehunt
	Title:	Managing Director

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

Regions Bank, as an Amendment Lender
By:	/s/ Jon Eckhouse
	Name:	Jon Eckhouse
	Title:	Vice President

Siemens Financial Services, as an Amendment Lender
By:	/s/ Anthony Casciano
	Name:	Anthony Casciano
	Title:	Senior Vice President

By:	/s/ Craig Johnson
	Name:	Craig Johnson
	Title:	Vice President

BNP Paribas, as an Amendment Lender
By:	/s/ Daniel Williams
	Name:	Daniel Williams
	Title:	Director

If second signature required:
By:	/s/ Guelay Mese
	Name:	Guelay Mese
	Title:	Vice President

ROYAL BANK OF CANADA, as an Amendment Lender
By:	/s/ Daniel Gioia
	Name:	Daniel Gioia
	Title:	Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION, as an Amendment Lender
By:	/s/ Shuji Yabe
	Name:	Shuji Yabe
	Title:	General Manager

MORGAN STANLEY SENIOR FUNDING, as an Amendment Lender
By:	/s/ Melissa James
	Name:	Melissa James
	Title:	Vice President

MORGAN STANLEY BANK, N.A., as an Amendment Lender
By:	/s/ Melissa James
	Name:	Melissa James
	Title:	Authorized Signatory

Mizuho Corporate Bank, Ltd., as an Amendment Lender
By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

METLIFE BANK, NATIONAL ASSOCIATION, as an Amendment Lender
By:	/s/ Matthew J. McInerny
	Name:	Matthew J. McInerny
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as an Amendment Lender
By:	/s/ M. Colin Warman
	Name:	M. Colin Warman
	Title:	Assistant Vice President

RB International Finance (USA) LLC, as an Amendment Lender
By:	/s/ Christoph Hoedl
	Name:	Christoph Hoedl
	Title:	First Vice President

If second signature required:
By:	/s/ Peter Armieri
	Name:	Page Dillehunt
	Title:	Vice President

UniCredit Bank AG, as an Amendment Lender
By:	/s/ Carl-Josef Schulte
	Name:	Carl-Josef Schulte
	Title:	Director

If second signature required:
By:	/s/ Carsten Baumgarte
	Name:	Carsten Baumgarte
	Title:	Vice President

METROPOLITAN LIFE INSURANCE COMPANY, as an Amendment Lender
By:	/s/ Matthew J. McInerny
	Name:	Matthew J. McInerny
	Title:	Director

METLIFE INSURANCE COMPANY OF CONNECTICUT, as an Amendment Lender By Metropolitan Life Insurance Company, its Investment Manager
By:	/s/ Matthew J. McInerny
	Name:	Matthew J. McInerny
	Title:	Director

Capital One Leverage Finance Corp., as an Amendment Lender
By:	/s/ Michael Burns
	Name:	Michael Burns
	Title:	Senior Vice President

CIT Bank, as an Amendment Lender
By:	/s/ Benjamin Haslam
	Name:	Benjamin Haslam
	Title:	Authorized Signatory

SunTrust Bank, as an Amendment Lender
By:	/s/ Jamie Hurley
	Name:	Jamie Hurley
	Title:	Director

CITIBANK, N.A., AS Administrative Agent, Co- Collateral Agent, a Fronting Bank and an Amendment Lender
By:	/s/ Matthew Paquin
	Name:	Matthew Paquin
	Title:	Vice President and Director

WELLS FARGO CAPITAL FINANCE, LLC, as Co- Collateral Agent and an Amendment Lender
By:	/s/ Kevin Michael Cox
	Name:	Kevin Michael Cox
	Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Fronting Bank and an Amendment Lender
By:	/s/ Frank Fazio
	Name:	Frank Fazio
	Title:	Managing Director

By:	/s/ Philip Saliba
	Name:	Philip Saliba
	Title:	Director

WELLS FARGO BANK, N.A., as a Fronting Bank
By:	/s/ Kevin Michael Cox
	Name:	Kevin Michael Cox
	Title:	Authorized Signatory

Schedule 1.01A
COMMITMENTS AS OF THE AMENDMENT EFFECTIVE DATE

Lender	Commitment
Citibank, N.A.	$105,000,000
Deutsche Bank Trust Company Americas	$105,000,000
Bank of America, N.A.	$105,000,000
Barclays Bank PLC	$105,000,000
Credit Suisse AG, Cayman Islands Branch	$105,000,000
ING Bank N.V.	$105,000,000
JPMorgan Chase Bank, N.A.	$105,000,000
UBS AG, Stamford Branch	$105,000,000
Wells Fargo Capital Finance, LLC	$105,000,000
The Bank of Nova Scotia	$90,000,000
HSBC Bank USA, National Association	$80,000,000
Natixis	$80,000,000
Credit Agricole Corporate and Investment Bank	$75,000,000
Regions Bank	$65,000,000
Siemens Financial Services, Inc.	$65,000,000
BNP Paribas	$60,000,000
Royal Bank of Canada	$60,000,000
Sumitomo Mitsui Banking Corporation	$60,000,000
Morgan Stanley Senior Funding, Inc.	$55,000,000
Morgan Stanley Bank, N.A.	$50,000,000
Mizuho Corporate Bank, Ltd.	$45,000,000
MetLife Bank, National Association	$40,000,000
PNC Bank, National Association	$40,000,000
RB International Finance (USA) LLC	$40,000,000
UniCredit Bank AG	$40,000,000
Metropolitan Life Insurance Company	$30,000,000
MetLife Insurance Company of Connecticut	$20,000,000
Capital One Leverage Finance Corp	$20,000,000
CIT Bank	$20,000,000
SunTrust Bank	$20,000,000
Total Commitment	$2,000,000,000

ANNEX A
[FORM OF] DEPARTING LENDER ACKNOWLEDGEMENT
     Reference is made to (i) the SENIOR SECURED ASSET-BASED CREDIT AGREEMENT, dated as of April 8, 2010 (as amended, supplemented, extended or restated, or otherwise modified from time to time, the “ABL Credit Agreement”), among LYONDELLBASELL INDUSTRIES N.V., a naamloze vennootschap (a public limited liability company) formed under the laws of the Netherlands (the “Company”), LYONDELL CHEMICAL COMPANY, a Delaware corporation (“Lyondell”), EQUISTAR CHEMICALS, LP, a Delaware limited partnership (“Equistar”), HOUSTON REFINING LP, a Delaware limited partnership (“HRLP”), LYONDELLBASELL ACETYLS LLC, a Delaware limited liability company (“Acetyls”), the Subsidiaries of Lyondell from time to time party thereto, as additional borrowers (and, together with Lyondell, Equistar, HRLP and Acetyls, the “Borrowers”), each lender party thereto (the “Existing Lenders”), CITIBANK, N.A., as Administrative Agent (the “Administrative Agent”), Citibank, N.A. and Wells Fargo Capital Finance, LLC, as Co-Collateral Agents (the “Co-Collateral Agents”), Citibank, N.A., Deutsche Bank Trust Company Americas and Wells Fargo Bank, N.A., as Fronting Banks (the “Fronting Banks”) and the other agents party thereto and (ii) the FIRST AMENDMENT TO THE SENIOR SECURED ASSET BASED CREDIT AGREEMENT dated as of the date hereof (the “First Amendment”) among the Company, the Borrowers, the other Loan Parties party thereto, each lender party thereto, the Administrative Agent, the Co-Collateral Agents and the Fronting Banks.
     SECTION 1. Each financial institution party hereto other than the Administrative Agent (each a “Departing Lender”) hereby acknowledges and agrees that on and after the Amendment Effective Date (as defined in the First Amendment) that it shall cease to have any Commitment under the ABL Credit Agreement or any participation in outstanding Letters of Credit, and all Loans made by such Departing Lender, and all accrued interest, fees and other amounts payable under the ABL Credit Agreement immediately prior to the Amendment Effective Date for its account shall be due and payable on the Amendment Effective Date; provided that the provisions of Section 3.01, Section 3.04, Section 3.05 and Section 10.05 of the ABL Credit Agreement shall continue to inure to the benefit of such Departing Lender.
     SECTION 2. THIS DEPARTING LENDER ACKNOWLEDGEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     SECTION 3. This Departing Lender Acknowledgement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Departing Lender Acknowledgement by signing any such counterpart. Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
[SIGNATURE PAGES FOLLOW]

Burdale Capital Finance, Inc., as a Departing Lender
By:
Name:
Title:

State of California Public Employees’ Retirement System (“CalPERS”), as a Departing Lender
By:
Name:
Title:

[CONTINENTAL CASUALTY], as a Departing Lender
By:
Name:
Title:

[UNION BANK], as a Departing Lender
By:
Name:
Title:

ING Capital LLC, as a Departing Lender
By:
Name:
Title:

By:
Name:
Title:

Acknowledged and agreed: LYONDELL CHEMICAL COMPANY, as Borrower’s Agent
By:
Name:
Title:

Acknowledged and agreed: CITIBANK, N.A., as Administrative Agent
By:
Name:
Title: